Exhibit 10.6.4
Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
SECOND AMENDMENT
TO THE STATEMENT OF WORK DATED MARCH 3, 2008 BETWEEN MAKEMYTRIP
INDIA PVT. LTD. AND IBM DAKSH BUSINESS PROCESS SERVICES PVT. LTD.
This Second Amendment dated July 28th 2009 is to the Master Services Agreement and Statement of Work dated March 5th 2008 and First Amendment dated July 16th 2008 (collectively referred to as “Agreement”)
BETWEEN
MakeMyTrip India Private Limited having its registered office at F-46, Malhotra Building, 1st Floor, near Indian Overseas Bank, Connaught Place, New Delhi 110001 (hereinafter referred to as “MMTL” which expression shall, unless repugnant to or inconsistent with the context, mean and include its successors and permitted assigns), of the ONE PART;
And,
IBM DAKSH BUSINESS PROCESS SERVICES PRIVATE LIMITED a company registered under the Companies Act, 1956 and having its Registered Office at BirlaTower, lst Floor, 25, Barakhamba Road, Connaught Place, New Delhi - 110001 (hereinafter referred to as "IBM” which expression shall, unless repugnant to or inconsistent with the context, mean and include its successors and assigns), of the OTHERPART.
WHEREAS MMTL has entered into a Master Services Agreement dated 05-03-2008 (hereinafter referred to as “MSA”) with IBM whereby it has outsourced some of its Call center to IBM and both Parties agree to amend the Agreement as mentioned below :

REDACTED	Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
The Effective Date of this Second Amendment will be 1st May 2009. All amendments listed below shall be applicable from the said Effective Date.
1. Delete Section 20 (a) of the MSA and replace as follows :
Term: The term of original master services Agreement (“Term”) will commence as of the Agreement Effective Date and will continue for a period of six (6) years or the last expiration of any Transaction Document in effect as of the date of expiration of such period, whichever is the later, unless earlier terminated in accordance with the provisions of this Agreement. The Parties may agree to extend the Term of this Agreement by exchanging a letter duly signed by authorized representatives of both Parties. Each Transaction Document shall set forth the applicable term for that Transaction Document.
2. The Expiration Date as stated in the Statement of Work to the MSA both dated 3rd March 2008 shall be amended to read as 4th March 2014.
3. Delete Section 20 c of the MSA and replace as follows :
Termination for Convenience:
(i) Both IBM and MMTL may elect to terminate the original master services Agreement or any applicable SoW for Convenience. Such Termination can only be done by providing 6 months written notice period to the other party. Such notice can only be served after 3 years from the Transaction Effective Date.
4. Delete the following portion of Section 2 of the SoW :
IBM shall start operations from its Gurgaon and Chandigarh delivery centres. IBM shall hire 220 agents along with other staff at its Gurgaon delivery location from MMTL through rebadging as per Annexure 1 of this SOW. Out of these, 137 agents will work on the processes as mentioned in this SoW. Simultaneously, IBM shall start its operations at its Chandigarh centre with 30 agents and shall hire additional agents to compensate for month on month attrition at Gurgaon delivery centre or additional volume handling over and above the rebadged agents. Gurgaon centre shall be operational for only initial 9-12 months from Go-Live date, post which the remaining agents shall be redeployed internally within IBM. Attrition Backfill and New hiring shall be done at Chandigarh delivery location and shall be maintained through out the Term to deliver login hours equivalent to 137 agents in Gurgaon but considering the per agent login hours of Chandigarh as 167 hours per month vide clause 1.1 of this SOW.
While ascertaining the agent count at Chandigarh, both IBM and MMTL shall keep into consideration any productivity benefits or other such changes as they occur at any time. Both IBM and MMTL understand that such changes may alter the agent requirement at Chandigarh.
Replace the above mentioned with below :
In no month shall the total billable Agent count go below XXXX (aggregate at both Gurgaon and Chandigarh, across both India and US lines of business under the MSA and the US LOB Master Services Agreement between IBM and Makemytrip.com, Inc. dated March 5, 2008). However, in case MMTL represents and both sides agree that there is a scope to reduce the Agent count because of efficiencies obtained by MMTL by deploying automation, the Parties agree that the billable Agent count might be reduced, subject to such reduction being capped at maximum 12 Agents across both India and US LOBs, through the Term of the MSA and the said US LOB Master Services Agreement.
IBM shall work out a plan for movement of the current Agents at Gurgaon to Chandigarh and share the same with MMTL. Such plan shall be mutually agreed between the Parties and Customer Service and Ticketing processes shall move within 3 months and Sales process shall move within 6 months from the Signing Date of this Second Amendment
MMTL, on a best effort basis shall try to increase the volumes offered to IBM Daksh in order to increase the billable Agent count to XXXX by January 1st 2010. This will include, but will not be limited to, increasing the current quantum of Sales, Post-sales and Ticketing Agents for both the

REDACTED	Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
India and US lines of business - concurrent & consistent with volumes of MMTL’s own business transactions expanding in this period in these business areas.
5. Delete Section 1 of the first Amendment to the SoW and replace as follows :
Due to automation deployment by MMTL as per Section 4 of this Second Amendment and the possible reduction in Agent count, IBM and MMTL agree to a variable SU based Price grid. The grid for any given month shall be applicable based on the billable agent count in that month.
Applicable SU based Price grid (For billing in months when aggregate billable headcount is less than XXXX across both India and US lines of business or XXXX in case headcount reduction is effected due to automation as defined in section 4)
Gurgaon - India LoB’s

LoB’s	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Customer Service	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Telesales	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Ticketing	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Chandigarh - India LoB’s

LoB’s	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Customer Service	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Telesales	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Ticketing	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
• Applicable SU based Price grid (For billing in months when aggregate billable headcount is equal to or more than XXXX across both India and US lines of business or XXXX in case headcount reduction is effected due to automation as defined in section 4)
Gurgaon - India LoB’s

LoB’s	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Customer Service	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Telesales	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Ticketing	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Chandigarh - India LoB’s

LoB’s	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Customer Service	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Telesales	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Ticketing	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
• All prices mentioned above are in INR per Agent per month.
• Prices mentioned above shall remain applicable till 4th of March 2010. Thereafter, prices shall increase by XXXX effective 5th of March every year, starting from 5th of March 2010.
• Billing shall be done based on the prevailing Seat Utilization (SU) for the month in the process. This shall be computed on a monthly basis.
• The actual SU will be rounded off to nearest place of a single decimal e.g. if SU is 2.14 then the pricing applicable will be at SU of 2.1. If the actual SU is 2.15 then pricing will be computed at the SU of 2.2
• All applicable taxes and levies shall apply over and above these rates as applicable. However, any income tax or any direct tax related liability will be on account of IBM. MMTL will deduct the relevant withholding tax (TDS) from the regular payments for which it will issue a consolidated annual TDS certificate to IBM.
6. Add Section 14 to the SOW as follows:
KPI I SLA and Rewards / Penalty Grid

•	Both Parties shall mutually agree to the Targets for Performance Indicators (KPI’s) for Process wise measurement of IBM’s performance for the India Sales process. Such targets shall be agreed by 31st of August 2009. Till such time, existing Targets and Rewards / Penalty as listed in Appendix I hereto shall apply.
•	Once Parties agree to the new Targets for India Sales process, Rewards / Penalty shall apply as per Appendix II. In case the Parties are not able to reach agreement on the Targets for Sales processes within the said time period, no Rewards / Penalty shall apply from September 1 2009 on the India Sales Process till such time the Parties agree on new Targets.
•	Targets and Rewards / Penalty for all LoB’s except India Sales shall be applicable as listed in Appendix I.
•	Targets for the KPI’s for the India Sales processes shall be discussed between the Parties and revised, if required based on mutual agreement, every calendar quarter. Such discussion shall commence 30 days prior to the start of the quarter, for which targets are to be discussed. In all good faith, if the Parties are unable to agree to change in targets, targets for the previous quarter shall apply.
Rewards / Penalty for Sales Processes :
Both Parties agree to a separate Rewards / Penalty structure for the Sales process, as attached in Appendix II hereto. Targets for such Rewards / Penalty shall be finalized based on the above mentioned methodology.
7. Add Section 15 to the SoW as below :
IBM shall reserve the right to cross utilize the seats currently dedicated for MMTL’s processes with any other client at any time during the Term of this Agreement, provided that such sharing shall not be done with any other client who is a direct competitor of MMTL. IBM shall inform MMTL in advance before commencing cross utilization for the said seats for another client.
8.	Except for the amendments stated under Clauses 1 to 7 above, all other terms of the MSA and Statement of Work and First Amendment shall remain unchanged and in full force and effect between the Parties.
9.	This Second Amendment read together with the Agreement reflects the complete understanding between the Parties, superseding all prior oral or written communications between the parties relating to this subject. This Second Amendment is incorporated into and deemed to be part of the Agreement.

IN WITNESS WHEREOF THE ABOVE NAMED PARTIES TO THIS AMENDMENT HAVE EXECUTED THESE PRESENTS THROUGH THEIR DULY AUTHORISED SIGNATORIES ON THE DATE FIRST MENTIONED HEREIN ABOVE.

For IBM Daksh Business Process services Pvt. Ltd
Sign:	/s/ CHANDRASEKAR THYAGARAJAN
Name:	CHANDRASEKAR THYAGARAJAN
Title:	DIRECTOR-FINANCE
Date:	JULY 28, 2009

For MakeMyTrip India Pvt Ltd
Sign:	/s/ Vikas Bhasin
Name:	Vikas Bhasin
Title:	Financial Controller
Date:	JULY 28, 2009

REDACTED	Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
Appendix I
Service Level Grid (Reward & Penalty) Guidelines
1. Service level grid will be the basis for all Reward & Penalty calculation and would be limited to XXXX of overall billing for each LOB (Ex India Sales, Post Sales India, India Ticketing) and would be calculated on a monthly basis.
2. Service level grid would be tracked on a monthly basis and targets are to be discussed & reviewed on a Quarterly basis for all LoBs. Amendments if any need to be closed by the 25th of the previous month of the ending quarter.
3. Penalties in SLs will not apply if LOB wise & channel wise forecast for each of the LOB’s is not made available as agreed in the contract.
4. In SLs penalty will not apply in case actual volumes are more than 110% of the locked forecast for the month or for the period that the volumes were higher than 110% will be excluded from any penalty on account of the missed SL’s.
5. In the Sales LOB (Ex India Sales) season/off season targets & impact of competition pricing for GPM% (Gross Profit Margin%) & Conversion% needs to be shared and agreed by both MMT & IBM.
6. Losses - Overall Target for Ex India Sales & India Ticketing LOBs would be at XXXX per month and for Post Sales India at XXXX. This metric would attract Penalties only if the overall Loss% goes above XXXX for Ex India Sales & India Ticketing LOBs & Post Sales India is XXXX. Target is to be reviewed after 3 months of putting this as a metric as a part of the Service level grid. This metric would carry a penalty of XXXX but would not attract rewards.
7. Escalation is defined as one coming from an End Customer which is due to an IBM agent error. All Escalations will be analyzed on a case to case basis and Penalties to be applicable only if it is ascertained that the issue was directly in control of an IBM agent. This metric would carry a penalty of XXXX in all LOB’s but would not attract any rewards.
8. SL’s in the R&P grid needs to be closed by the 10th of every month for the previous month by both the parties and in case it goes beyond the 10th day of the month due to a disagreement between both the teams then the same needs to be escalated to the relationship heads in both the organisations.
9. Invoicing of R&P would be kept separate from the normal billing cycle and would be raised by the 20th of every month and the amount due to either of the parties would be paid by the 30th of the same month.

REDACTED	Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
Schedule 1 to Appendix I
KPI Metrics — Sales Ex India (Sales)
Sales Ex India

Metrics	SL Target	Measurement Criteria	Reward%	Penalty%	Tolerance	Reward	Penalty	Remarks
Voice Calls						If Actual Delivery is
Abandon*	XXXX	(Calls abandoned) less calls in Threshold over Calls offered = (Calls Abandoned over threshold * / calls offered}	XXXX	XXXX	XXXX	<= Target	> Target	1. In SLs penalty will not apply if the Forecast is not made available on a regular basis as agreed in the contract, penalties will also not apply in case actual volumes are more than XXXX of the locked forecast for the month or for the period that the volumes were higher than XXXX will be excluded from any penalty on account of the missed SL’s.
2. AHT for capacity planning should be the current baselined AHT - 360 Seconds (Voice Calls)
3. In case the Volumes offered for the month are in excess of the Forecasted numbers by XXXX, the Abandonment parameters will not be considered for Penalty
4. The Monthly forecast will be broken down to a daily number and shared with MMTL incase offered calls are over XXXX of the daily forecast, that day will not be considered for Monthly Ab % penalty calculations but will be considered for rewards. The daily forecasts will be further broken down into an interval level forecast and shared with MMTL, incase the volumes offered are in excess of the projected numbers for any interval, that interval will be excluded for Penalty calculations.
5, The Billable agents / Login Hours to be signed off by MMTL would be considered

GPM %**	XXXX	(GPM attained / total sales)*100	XXXX	XXXX	XXXX	> Target + XXXX	< Target - XXXX	Target GPM% to be shared basis season / off season and also based on impact of competition pricing as both the team agrees that this metric has an impact due to season, competition & Airline and Vendor Contracts of MMTL

Conversion%**	XXXX	(Number of dockets (1 sale) / total contacts handled) * 100	XXXX	XXXX	XXXX	> Target + XXXX	< Target - XXXX	Conversion target to be decided basis season/off season and also based on impact of competition pricing & airline and vendor contracts of MMTL.

Losses	XXXX	(Number of Losses attributed to an agent error) / total contacts) * 100	—	XXXX	XXXX	—	> Target + XXXX	Actual against target will be calculated as (Number of Losses attributed to an agent error) / total contacts)* XXXX. For this calculation Overall Target for all LOB’s besides PSI would be at XXXX and PSI at XXXX. This metric would attract Penalties only if the overall loss% goes above XXXX & PSI isXXXX. Target is to be reviewed after 3 months of putting this as a metric as a part of the SL grid. Data source for all losses attributed to agent would be the Navision loss grid. Every loss will be analyzed on a case to case basis and will be a part of the loss count only if it is ascertained that the issue was directly in control of an IBM agent.

Escalations	XXXX	Escalation is defined as one coming from an End Customer which is due to an IBM agent error All Escalations to be analyzed on a case to case basis and Penalties to be applicable only if it is ascertained that the issue was directly in control of an IBM agent	—	XXXX	XXXX	—	>Target XXXX	1. Escalations - for measurement of end customer escalation the data source would be end customer escalations sent across to the share.feedback DL
2. The formula for measuring escalation % would be “Total escalations divided by Total Transactions (Calls + Chats + Back office) for the month

* Threshold for Calls is 20 Seconds			XXXX	XXXX

** GPM% and Conversion% targets are based on assumption that current Agent Incentive Plan from Make My Trip will continue

REDACTED	Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
Schedule 2 to Appendix I
KPI Metrics — Post Sales India (Non Sales)
Post Sales India

Metrics	SL Target	Measurement Criteria	Reward%	Penalty%	Tolerance	Reward	Penalty	Remarks
Voice Calls						If Actual Delivery is
Abandon	XXXX	Percentage of calls abandoned less calls abandoned in Threshold over calls offered = (Calls Abandoned over threshold / calls offered)	XXXX	XXXX	XXXX	< = Target	>Target	1. SLS will not apply if the Forecast is not made available on a regular basis as agreed in the contract, SLs will also not apply in case actual volumes are more than XXXX of the locked forecast for the month or for the period that the volumes were higher than XXXX will be excluded from any penalty on account of the missed SL’s.
2. AHT for capacity planning should be the current baselined AHT — 430 Seconds (Voice Calls)
3. In case the Volumes offered for the month are in excess of the Forecasted numbers by XXXX, the Abandonment parameters will not be considered for Penalty
4. The Monthly forecast will be broken down to a daily number and shared with MMTL incase offered calls are over XXXX of the daily forecast, that day will not be considered for Monthly Ab% penalty calculations but will be considered for rewards. The daily forecasts will be further broken down into an interval level forecast and shared with MMTL, in case the volumes offered are in excess of the projected numbers for any interval will be excluded for Penalty calculations.
5. The Billable agents / Login Hours to be signed off by MMTL would be considering these
Service Levels	XXXX of calls answered in 20 seconds Threshold	% of calls answered in 20 seconds over calls offered = (Calls Answered in 20 seconds / Calls Offered-Calls Abandoned in Threshold)	XXXX	XXXX	XXXX	>Target + XXXX	< Target + XXXX

Backoffice••

E-Mails	All Cases to be handled on a FIFO basis	XXXX	XXXX	XXXX	XXXX	XXXX	1. SLs, will not apply if the Forecast is not made available on a regular basis as agreed in the contract, SLs will also not apply in case actual volumes are more than XXXX of the locked forecast for the month or for the period that the volumes were higher than XXXX will be excluded from any penalty an account of the missed SL’s.
2. The monthly forecast will be broken down into a daily forecast and shared with MMTL and in case the actual offered is more than XXXX of the days forecast, the pending cases will not be considered for penalty.
3. In case the pending is missed on account of factors that are beyond IBMs control, those cases will be excluded from the pending calculations
4. SL will be calculated as (Total cases received — No. of cases over forecast) /Total Transactions Processed
Follow Ups (Service)
Callback
FPR
Schedule Change
Online Cancellation
International Payment Follow-up
Rejection Queue
Complaint
Section Queue (Escalated to Deptt.)
Follow-up Queue
Loss Queue

Transaction Monitoring	XXXX	Quality Form	XXXX	XXXX	XXXX	> Target + XXXX	< Target – XXXX	Scores for Transaction Monitoring to include only agents that have completed 90 days on floor after they go live in the respective LOB
Any Changes in methodology(Transaction monitoring, CSAT&FCR) will need to be agreed and signed off and needs to be baselined before agreeing as a target R&P calculation
For CSAT & FCR — Scores to be considered only for cases which can clearly be attributed as agent controllable and will be calculated on a case to case basis
For CSAT the agreed step up target to be taken into account for R&P. Rewards to be applicable only post achieving XXXX
FCR	XXXX	Based on VOC data - cases which are beyond an agent’s control to be taken off from calculations	XXXX	XXXX	XXXX	> Target + XXXX	< Target – XXXX
CSAT	Step up Target*	Top 3 Boxes	XXXX	XXXX	XXXX	> Target + XXXX	< Target – XXXX

Losses	XXXX	(Number of Losses attributed to an agent error) /total contacts) *100	–	XXXX	XXXX	–	> Target+ XXXX	Actual against target will be calculated as (Number of Losses attributed to an agent error) / total contacts) * 100. For this calculation Overall Target for all LOB’s besides PSI would be at XXXX and PSI at XXXX. This metric would attract Penalties only if the overall Loss% goes above XXXX & PSI is XXXX. Target is to be reviewed after 3 months of putting this as a metric as a part of the SL grid. Data source for all losses attributed to agent would be the Navisian loss grid. Every loss will be analyzed on a case to case basis and will be a part of the loss count only If it is ascertained that the issue was directly in control of an IBM agent.

Escalations	XXXX	Escalation is defined as one coming from an End Customer which is due to an IBM agent error All Escalations to be analyzed on a case to case basis and Penalties to be applicable only if it is ascertained that the issue was directly in control of an IBM agent	–	XXXX	XXXX	<Targat + XXXX	>Target + XXXX	1. Escalations — Formeasurement of end customer escalations the data source would be end customer escalations sent across to the share.feedback DL
2. The formula for measuring escalations % would be’ Total escalations divided by Total Transactions (Calls + Chats +Back office) for the month

* Threshold for Calls is 20 Seconds			XXXX	XXXX

** There is no Tracking mechanism available for any of the above backoffice activities. Till the time a proper date & time stamp reporting mechanism is available the reporting would be manually based.

There is no Tracking Mechanism available for any of the above activities either through GDS (Amadeus/Abacus) or through Navision. Till the time a proper date & time stamp reporting mechanism is available the reporting would be manually based.
Cases where TAT is missed due to external factors beyond the control of the Ticketing Team will not be considered while calculating TAT for a particular metric

REDACTED	Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
Appendix II
Rewards / Penalty grid for Sales Processes

Additional per Agent
Chandigarh	XXXX	XXXX to XXXX	XXXX	XXXX	XXXX

Sales Ex India	XXXX	XXXX	XXXX	XXXX	XXXX

Additional per Agent
Gurgaon	XXXX	XXXX to XXXX	XXXX	XXXX	XXXX

Sales Ex India	XXXX	XXXX	XXXX	XXXX	XXXX
All amounts above are in INR per Agent per month
For avoidance of doubt, the following scenarios are listed by way of illustration:
•	Scenario 1 : IBM achieves the agreed Performance targets in Sales LoB’s (Performance between XXXX to XXXX) : Payment as per the “XXXX to XXXX” slab

•	Scenario 2 : IBM over achieves the agreed Performance targets in Sales LoB’s (Performance > XXXX but < XXXX) : Payment as per the “XXXX” slab

•	Scenario 3 : IBM over achieves the agreed Performance targets in Sales LoB’s (Performance > XXXX but < XXXX) : Payment as per the “ XXXX ” slab

•	Scenario 4 : IBM over achieves the agreed Performance targets in Sales LoB’s (Performance > XXXX) : Payment as per the “XXXX” slab

•	Scenario 5 : IBM under achieves the agreed Performance targets in Sales LoB’s (Performance < XXXX) : Payment as per the “XXXX” slab